Exhibit 99.1

Energy Recovery Reports its Second Quarter 2025 Financial Results

SAN LEANDRO, Calif. - August 6, 2025 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the second quarter and six months ended June 30, 2025.

Second Quarter Highlights
•Q2’2025 financial results were in-line with internal expectations and consistent with our communicated expectations for quarterly revenue cadence in 2025.
•Revenue of $28.1 million, an increase of $0.9 million, as compared to Q2’2024, due to timing of revenue from contracted projects.
•Gross margin of 64.0%, a decrease of 60 bps, as compared to Q2’2024, due primarily to costs related to product mix and tariffs.
•Operating expenses of $16.5 million, a decrease of 15.8%, as compared to Q2’2024, due primarily to a decrease in employee costs and consulting costs.
•Income from operations of $1.5 million, an increase of 173.2%, as compared to Q2’2024, mainly due to higher revenue and lower operating expenses.
•Net income of $2.1 million and adjusted EBITDA(1) of $4.4 million.
•Cash and investments of $93.7 million, which includes cash, cash equivalents, and short- and long-term investments.

In conjunction with these financial results, management has released a letter to shareholders reviewing business and financial updates from the second quarter and discussing our outlook for 2025. This letter is located under “Financial Info” in the “Investors” section on the Energy Recovery website (https://ir.energyrecovery.com/financial-information).

Financial Highlights

	Quarter-to-Date			Year to Date
	Q2’2025	Q2’2024	vs. Q2’2024	2025	2024	2025 vs. 2024
	(In millions, except net income (loss) per share, percentages and basis points)
Revenue	$28.1	$27.2	up 3%	$36.1	$39.3	down 8%
Gross margin	64.0%	64.6%	down 60 bps	62.1%	62.9%	down 80 bps
Operating margin	5.3%	(7.4%)	NM	(30.7%)	(33.0%)	up 230 bps
Net income (loss)	$2.1	($0.6)	up 420%	($7.8)	($8.9)	up 12%
Net income (loss) per share	$0.04	($0.01)	up $0.05	($0.14)	($0.16)	up $0.02
Effective tax rate				14.0%	10.5%
Cash provided by operations	$4.1	$8.1		$14.8	$14.6

Non-GAAP Financial Highlights (1)

	Quarter-to-Date			Year to Date
	Q2’2025	Q2’2024	vs. Q2’2024	2025	2024	2025 vs. 2024
	(In millions, except adjusted net income (loss) per share, percentages and basis points)
Adjusted operating margin	12.2%	15.3%	down 310 bps	(17.4%)	(7.7%)	down 970 bps
Adjusted net income (loss)	$3.7	$5.0	down 25%	($3.3)	$0.5	NM
Adjusted net income (loss) per share	$0.07	$0.09	down $0.02	($0.06)	$0.01	down $0.07
Adjusted EBITDA	$4.4	$5.2		($4.4)	($1.0)
Free cash flow	$4.0	$7.9		$14.5	$13.5

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definitions of our non-GAAP financial measures and reconciliations of GAAP to non-GAAP amounts, respectively.
NM    Not Meaningful

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for the Company’s products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2024, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income (loss), adjusted net income (loss) per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes i) stock-based compensation; ii) executive transition costs, such as executive search costs, retention costs, one-time severance costs and one-time corporate growth strategy costs; and iii) restructuring charges, divided by revenues.
•Adjusted net income (loss) is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) stock-based compensation; ii) executive transition costs; iii) restructuring charges; iv) impairment of long-lived assets; and v) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item.
•Adjusted net income (loss) per share is a non-GAAP financial measure that the Company defines as net income (loss), which excludes i) stock-based compensation; ii) executive transition costs; iii) restructuring charges; iv) impairment of long-lived assets; and v) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) depreciation and amortization; ii) stock-based compensation; iii) executive transition costs; iv) restructuring charges; v) impairment of long-lived assets; vi) other income, net, such as interest income and other non-operating expense, net; and vii) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by operating activities less capital expenditures.

Conference Call to Discuss Financial Results

LIVE CONFERENCE Q&A CALL:
Wednesday, August 6, 2025, 2:00 PM PT / 5:00 PM ET
US / Canada Toll-Free: +1 (888) 645-4404
Local / International Toll: +1 (862) 298-0702

CONFERENCE Q&A CALL REPLAY:
Available approximately three hours after conclusion of the live call.
Expiration: Saturday, September 6, 2025
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13755031

Investors may also access the live call and the replay over the internet on the “Events” page of the Company’s website located at https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) is a trusted global leader in energy efficiency technology. Building on the Company’s pressure exchanger technology platform, the Company designs and manufactures reliable, high-performance solutions that generate cost savings and increase energy efficiency across several industries. With a strong foundation in the desalination industry, the Company has delivered transformative solutions that optimize operations and deliver positive environmental impact to its customers worldwide for more than 30 years. Headquartered in the San Francisco Bay Area, the Company has manufacturing and research and development facilities across California with sales and on-site technical support available globally. To learn more, visit https://energyrecovery.com/.

Contact
Investor Relations
ir@energyrecovery.com

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2025	December 31, 2024
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$93,650	$99,851
Accounts receivable and contract assets	35,548	66,842
Inventories, net	32,660	24,906
Prepaid expenses and other assets	4,421	3,889
Property, equipment and operating leases	22,319	25,119
Goodwill	12,790	12,790
Deferred tax assets and other assets	10,887	9,395
TOTAL ASSETS	$212,275	$242,792

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable, accrued expenses, and other liabilities, current	$14,692	$20,837
Contract liabilities and other liabilities, non-current	1,818	628
Lease liabilities	10,558	11,317
Total liabilities	27,068	32,782

Stockholders’ equity	185,207	210,010
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$212,275	$242,792

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(In thousands, except per share data)
Revenue	$28,051	$27,199	$36,116	$39,289
Cost of revenue	10,097	9,633	13,704	14,588
Gross profit	17,954	17,566	22,412	24,701

Operating expenses
General and administrative	7,669	9,532	16,243	17,098
Sales and marketing	5,360	6,104	10,266	12,256
Research and development	3,451	3,944	6,452	8,295
Restructuring charges	—	—	539	—
Total operating expenses	16,480	19,580	33,500	37,649
Income (loss) from operations	1,474	(2,014)	(11,088)	(12,948)

Other income, net	914	1,614	1,993	3,003
Income (loss) before income taxes	2,388	(400)	(9,095)	(9,945)
Provision for (benefit from) income taxes	334	242	(1,269)	(1,043)
Net income (loss)	$2,054	$(642)	$(7,826)	$(8,902)

Net income (loss) per share
Basic	$0.04	$(0.01)	$(0.14)	$(0.16)
Diluted	$0.04	$(0.01)	$(0.14)	$(0.16)

Number of shares used in per share calculations
Basic	54,257	57,366	54,578	57,234
Diluted	54,486	57,366	54,578	57,234

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2025	2024
	(In thousands)
Cash flows from operating activities:
Net loss	$(7,826)	$(8,902)
Non-cash adjustments	5,642	7,586
Net cash provided by (used in) operating assets and liabilities	17,008	15,886
Net cash provided by operating activities	14,824	14,570

Cash flows from investing activities:
Net investment in marketable securities	33,882	(42,895)
Capital expenditures	(326)	(1,025)
Proceeds from sales of fixed assets	10	90
Net cash provided by (used in) investing activities	33,566	(43,830)

Cash flows from financing activities:
Net proceeds from issuance of common stock	983	1,502
Repurchase of common stock & payment of excise tax	(22,009)	—
Net cash (used in) provided by financing activities	(21,026)	1,502

Effect of exchange rate differences	60	(24)
Net change in cash, cash equivalents and restricted cash	$27,424	$(27,782)
Cash, cash equivalents and restricted cash, end of period	$57,181	$40,443

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended June 30,			Six Months Ended June 30,
	2025	2024	vs. 2024	2025	2024	vs. 2024
	(In thousands, except percentages)
Megaproject	$14,802	$15,815	down 6%	$14,838	$19,915	down 25%
Original equipment manufacturer	8,357	6,945	up 20%	12,358	10,291	up 20%
Aftermarket	4,892	4,439	up 10%	8,920	9,083	down 2%
Total revenue	$28,051	$27,199	up 3%	$36,116	$39,289	down 8%
Segment Activity

	Three Months Ended June 30,
	2025				2024
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$27,839	$212	$—	$28,051	$26,918	$281	$—	$27,199
Cost of revenue	9,926	171	—	10,097	9,345	288	—	9,633
Gross profit (loss)	17,913	41	—	17,954	17,573	(7)	—	17,566

Operating expenses
General and administrative	1,323	571	5,775	7,669	1,912	984	6,636	9,532
Sales and marketing	3,280	1,569	511	5,360	3,837	1,700	567	6,104
Research and development	1,604	1,847	—	3,451	1,073	2,871	—	3,944
Total operating expenses	6,207	3,987	6,286	16,480	6,822	5,555	7,203	19,580
Operating income (loss)	$11,706	$(3,946)	$(6,286)	1,474	$10,751	$(5,562)	$(7,203)	(2,014)
Other income, net				914				1,614
Income before income taxes				$2,388				$(400)

	Six Months Ended June 30,
	2025				2024
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$35,903	$213	$—	$36,116	$39,007	$282	$—	$39,289
Cost of revenue	13,487	217	—	13,704	14,299	289	—	14,588
Gross profit (loss)	22,416	(4)	—	22,412	24,708	(7)	—	24,701

Operating expenses
General and administrative	2,896	1,326	12,021	16,243	3,834	2,002	11,262	17,098
Sales and marketing	6,425	2,839	1,002	10,266	7,582	3,507	1,167	12,256
Research and development	2,782	3,670	—	6,452	2,173	6,122	—	8,295
Restructuring charges	210	123	206	539	—	—	—	—
Total operating expenses	12,313	7,958	13,229	33,500	13,589	11,631	12,429	37,649
Operating income (loss)	$10,103	$(7,962)	$(13,229)	(11,088)	$11,119	$(11,638)	$(12,429)	(12,948)
Other income, net				1,993				3,003
Income before income taxes				$(9,095)				$(9,945)

Stock-based Compensation

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$148	$461	$296	$804
General and administrative	728	1,011	1,598	2,418
Sales and marketing	701	912	1,380	1,922
Research and development	359	433	625	956
Total stock-based compensation expense	$1,936	$2,817	$3,899	$6,100

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year to Date
	Q2'2025	Q2'2024	Q2'2025	Q2'2024
	(In millions, except shares, per share and percentages)
Operating margin	5.3%	(7.4)%	(30.7)%	(33.0)%
Stock-based compensation	6.9	10.4	10.8	15.5
Executive transition costs	—	12.3	—	9.7
Restructuring charges	—	—	1.5	—
Impairment of long-lived assets	—	—	1.0	—
Adjusted operating margin	12.2%	15.3%	(17.4)%	(7.7)%

Net income (loss)	$2.1	$(0.6)	$(7.8)	$(8.9)
Stock-based compensation	1.9	2.8	3.9	6.1
Executive transition costs (2)	—	2.9	—	3.5
Restructuring charges (2)	—	—	0.5	—
Impairment of long-lived assets (2)	—	—	0.3	—
Stock-based compensation discrete tax item	(0.3)	(0.1)	(0.2)	(0.2)
Adjusted net income (loss)	$3.7	$5.0	$(3.3)	$0.5

Net income (loss) per share	$0.04	$(0.01)	$(0.14)	$(0.16)
Adjustments to net income (loss) per share (3)	0.03	0.10	0.08	0.17
Adjusted net income (loss) per share	$0.07	$0.09	$(0.06)	$0.01

Net income (loss)	$2.1	$(0.6)	$(7.8)	$(8.9)
Stock-based compensation	1.9	2.8	3.9	6.1
Depreciation and amortization	0.9	1.0	1.9	2.0
Executive transition costs	—	3.3	—	3.8
Restructuring charges	—	—	0.5	—
Impairment of long-lived assets	—	—	0.4	—
Other income, net	(0.9)	(1.6)	(2.0)	(3.0)
Provision for (benefit from) income taxes	0.3	0.2	(1.3)	(1.0)
Adjusted EBITDA	$4.4	$5.2	$(4.4)	$(1.0)

Free cash flow
Net cash provided by operating activities	$4.1	$8.1	$14.8	$14.6
Capital expenditures	(0.1)	(0.2)	(0.3)	(1.0)
Free cash flow	$4.0	$7.9	$14.5	$13.5

(1)Amounts may not total due to rounding.
(2)Amounts presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.